Exhibit 13.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Swvl Holdings Corp (“Holdings”) on Form 20-F/A for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Abdullah Mansour, Interim Chief Financial Officer of Holdings, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Holdings.

Date: October 31, 2023

	By:	/s/ Abdullah Mansour
	Name:	Abdullah Mansour
	Title:	Interim Chief Financial Officer